EXHIBIT 32.2


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The InterGroup Corporation (the "Company") on Form 10-QSB for the quarterly period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I David T. Nguyen, Treasurer and Controller of the Company, serving as Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 14, 2003                         /s/ David T. Nguyen
                                                ----------------------------
                                                David T. Nguyen, Treasurer
                                                and Controller (serving as
                                                Chief Financial Officer)




[A signed original of this written statement required by Section 906 has been provided to The InterGroup Corporation and will be retained by The InterGroup Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]